UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 22, 2005
Date of Report (Date of earliest event reported)
ANIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50674 (Commission File Number)	23-2860912 (IRS Employer Identification No.)

200 Lawrence Drive, West Chester, Pennsylvania (Address of principal executive offices)	19380 (Zip Code)
(610) 644-8990
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 22, 2005, Animas Corporation (the “Company”) and certain executive officers of the Company modified certain rights and obligations under employment and change and control agreements with such executive officers.
Amendment to Change in Control Agreements
On December 22, 2005, the Company entered into an agreement (a “409A Amendment”) with each of the Company’s executive officers listed below to amend an agreement the Company has with each such executive officer that contains provisions that will be triggered in the event of a change of control (the “Change of Control Agreements”).
Under the 409A Amendment, if Section 409A of the Internal Revenue Code of 1986 is deemed to apply, then any payments payable under such executive officer’s Change of Control Agreement during the six month period immediately following the termination of such executive officer’s employment will be delayed and paid in a lump sum as soon as practicable following the expiration of such six month period.
A copy of the form of 409A Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the 409A Amendment is qualified in its entirety by reference to the full text of the form of 409A Amendment.
The following executive officers of the Company entered into a 409A Amendment:
Richard A. Baron
Audrey Finkelstein
Jim McGee
Doug Schumer
Eric Schwartz
Daniel Sunday
Doug Woodruff
Amendment to Employment Agreements
In February 2004, the Company entered into an amended and restated employment agreement with its President and Chief Executive Officer, Katherine D. Crothall (the “Crothall Employment Agreement”). In connection with the execution of the Agreement and Plan of Merger (the “Merger Agreement”) entered into between the Company, Johnson & Johnson and Emerald Merger Sub, Inc., a wholly owned subsidiary of Johnson & Johnson, on December 16, 2005, the Company and Katherine D. Crothall entered into an agreement to modify the Crothall Employment Agreement (the “Crothall Employment Agreement Modification”). A copy of the Crothall Employment Agreement Modification was filed as Exhibit 10.2 to a Form 8-K filed with the Securities and Exchange Commission on December 16, 2005.

On December 22, 2005, the Crothall Employment Agreement was also amended to modify the Company’s severance obligations consistent with the 409A Amendment (the “Crothall 409A Amendment”).
The Crothall 409A Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Crothall 409A Amendment is qualified in its entirety by reference to the full text of the Crothall 409A Amendment.
In May 2004, the Company entered into an employment agreement with its Chief Financial Officer, Richard Baron (the “Baron Employment Agreement”). In connection with the execution of the Merger Agreement, on December 22, 2005, the Company entered into an amendment to the Baron Employment Agreement (the “Baron Employment Agreement Amendment”) whereby the Company’s severance obligations to Mr. Baron were modified to be consistent with the 409A Amendment.
The Baron Employment Agreement Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Baron Employment Agreement Amendment is qualified in its entirety by reference to the full text of the Baron Employment Agreement Amendment.
Other Material Relationships
The Company does not have any material relationships with Katherine D. Crothall other than the Crothall Employment Agreement, the Crothall Employment Agreement Modification, the Crothall 409A Amendment , that certain Stockholder Agreement dated December 16, 2005 by and between Johnson & Johnson and certain stockholders of the Company, including Katherine D. Crothall, entered into in connection with the Merger Agreement, and certain stock option agreements between the Company and Ms. Crothall.
The Company does not have any material relationship with Richard Baron other than the Baron Employment Agreement, the Baron Employment Agreement Amendment, a Change of Control Agreement and certain stock option agreements between the Company and Mr. Baron.
The Company does not have any material relationship with Audrey Finkelstein other than a Change of Control Agreement, a 409A Amendment and certain stock option agreements between the Company and Ms. Finkelstein.
The Company does not have any material relationship with Jim McGee other than a Change of Control Agreement, a 409A Amendment, a letter agreement dated June 11, 2003 and certain stock option agreements between the Company and Mr. McGee.
The Company does not have any material relationship with Doug Schumer other than a Change of Control Agreement, a 409A Amendment, a letter agreement dated March 23, 2005 and certain stock option agreements between the Company and Mr. Schumer.

The Company does not have any material relationship with Eric Schwartz other than a Change of Control Agreement, a 409A Amendment, a letter agreement effective as of May 31, 2005 and certain stock option agreements between the Company and Mr. Schwartz.
The Company does not have any material relationship with Daniel Sunday other than a Change of Control Agreement, a 409A Amendment and certain stock option agreements between the Company and Mr. Sunday.
The Company does not have any material relationship with Doug Woodruff other than a Change of Control Agreement, a 409A Amendment, a letter agreement dated November 14, 2004 and certain stock option agreements between the Company and Mr. Woodruff.
Additional Information and Where To Find It.
The information in this Form 8-K is not a substitute for the proxy statement the Company will file with the Securities and Exchange Commission. Investors are urged to read the proxy statement, when it becomes available, because it will contain important information. The proxy statement and other documents, which will be filed by the Company with the Securities and Exchange Commission, will be available free of charge at the Security and Exchange Commission’s website, www.sec.gov, or by visiting the Company’s website at www.animascorp.com.
The Company and certain of its directors, executive officers and certain other members of its management may be deemed to be soliciting proxies from the Company’s stockholders in connection with the proposed transaction. You may obtain a detailed list of names, affiliations and interests of the Company’s participants in the solicitation of proxies of the Company’s stockholders by reading the proxy statement when it becomes available.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Form of Amendment to Change of Control Agreement dated December 22, 2005 by and between Animas Corporation and certain executive officers.

10.2	Amendment to the Employment Agreement dated December 22, 2005 by and between Animas Corporation and Katherine D. Crothall.

10.3	Amendment to the Employment Agreement dated December 22, 2005 by and between Animas Corporation and Richard Baron.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by is behalf by the undersigned hereunto duly authorized.

ANIMAS CORPORATION
By:	/s/ Richard Baron
Richard Baron
Vice President — Finance and Chief Executive Officer

Dated: December 28, 2005

Exhibit Index

Exhibits

10.1	Form of Amendment to Change of Control Agreement dated December 22, 2005 by and between Animas Corporation and certain executive officers.

10.2	Amendment to the Employment Agreement dated December 22, 2005 by and between Animas Corporation and Katherine D. Crothall.

10.3	Amendment to the Employment Agreement dated December 22, 2005 by and between Animas Corporation and Richard Baron.